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Exhibit 10.10

NINTH AMENDMENT TO
AGREEMENT OF PURCHASE AND SALE

        THIS NINTH AMENDMENT TO AGREEMENT OF PURCHASE AND SALE ("Amendment") is entered into as of the 4th day of August 2003, by and between THE MILLS LIMITED PARTNERSHIP, a Delaware limited partnership ("Buyer') and GREAT MALL OF THE BAY AREA ASSOCIATES, L.P., a Delaware limited partnership ("Seller"), based upon the following facts, intentions and understandings:

        A. Buyer and Seller have previously entered into an Agreement of Purchase and Sale ("Purchase Agreement") dated as of May 8, 2003, as amended by a letter agreement between Buyer and Seller dated May 8, 2003, an Amendment to Agreement of Purchase and Sale dated as of June 10, 2003, a Second Amendment to Agreement of Purchase and Sale dated June 20, 2003, a Third Amendment to Agreement of Purchase and Sale dated as of June 25, 2003, a Fourth Amendment to Agreement of Purchase and Sale dated as of July 18, 2003, a Fifth Amendment to Agreement of Purchase and Sale dated as of July 23, 2003, a Sixth Amendment to Agreement of Purchase and Sale dated as of July 25, 2003, a Seventh Amendment to Agreement of Purchase and Sale dated as of July 31, 2003 and an Eighth Amendment to Agreement of Purchase and Sale dated as of August 1, 2003 (the Purchase Agreement, as so amended, is hereinafter referred to as the "Agreement") pursuant to which Buyer has agreed to purchase and Seller has agreed to sell certain improved real property commonly known as the Great Mall of the Bay Area, all as more particularly described in the Agreement. The capitalized terms used in this Amendment shall have the meaning set forth in the Agreement, unless otherwise defined herein.

        B. Buyer and Seller wish to amend the Agreement to, among other things, extend the Due Diligence Period and to extend the Closing Date upon the terms and conditions hereinafter provided.

        NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree as follows:

1.
Due Diligence Period. Section 3.1 of the Agreement is hereby amended by extending the date for the expiration of the Due Diligence Period under Section 3.1 from July 31, 2003 until August 5, 2003 and the date of "June 16, 2003" in the third line of Section 3.1 of the Purchase Agreement is hereby replaced with "August 5, 2003."

2.
Closing Date. Section 9.2 of the Agreement is hereby amended to extend the Closing Date until August 4, 2003 by deleting the reference to "July 9, 2003" on the third line of Section 9.2 of the Purchase Agreement and replacing it with "August 5, 2003" for all purposes under the Agreement.

3.
Effect. Except as modified herein, the Agreement remains unmodified and in full force and effect.

4.
Escrow Agent. Escrow Agent is executing this Amendment for the sole purpose of acknowledging the extension of the date for expiration of the Due Diligence Period and the extension of the Closing Date set forth herein.

5.
Counterparts. This Amendment may be executed in two or more fully or partially executed counterparts, any one or more of which may be executed and delivered by facsimile transmission, each of which will be deemed an original binding the signer thereof against the other signing parties, but all counterparts together will constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date and year set forth above.

SELLER:	GREAT MALL OF THE BAY AREA ASSOCIATES, L.P., a Delaware limited partnership
	By:	SREG Great Mall, Inc., a Delaware corporation, its sole general partner
	By:	/s/ THEODORE R. STOTZER
	Name:	Theodore R. Stotzer
	Title:	Executive Vice President
BUYER:	THE MILLS LIMITED PARTNERSHIP, a Delaware limited partnership
	By:	The Mills Corporation, a Delaware corporation, its general partner
	By:	/s/ GREG NEEB
	Name:	Greg Neeb
	Title:	Executive Vice President Chief Investment Officer
ACKNOWLEDGED AND ACCEPTED:
ESCROW AGENT:
LAWYERS TITLE INSURANCE CORPORATION
By:	/s/ LINDA RAE PAUL
Name:	Linda Rae Paul
Title:	AVP, Sr. Nat'l Commercial Closer

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NINTH AMENDMENT TO AGREEMENT OF PURCHASE AND SALE